SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: May 13, 2002
                                         ---------------
                        (Date of earliest event reported)



                             HARTMARX CORPORATION
                            ----------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


          1-8501                                        36-3217140
          ------                                        ----------
 (Commission File Number)                  (IRS Employer Identification Number)


  101 North Wacker Drive, Chicago, Illinois                   60606
  -----------------------------------------              ---------------
  (Address of principal executive offices)                  (Zip Code)

                                (312) 372-6300
                                --------------
             (Registrant's telephone number, including area code)





Item 5.      Other Events
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On May 13, 2002, Hartmarx Corporation (the "Registrant") issued a press release announcing that it has fulfilled the requirement to obtain $10 million of additional liquidity proceeds by June 30, 2002, as provided under the Registrant's Senior Credit Facility.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c)      Exhibits

99.1     Press Release issued by Hartmarx Corporation on May 13, 2002.







                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2002
       ---------------

                             Hartmarx Corporation



                          By:               /s/ Glenn R. Morgan
                                            -------------------------------
                                             Glenn R. Morgan
                                             Executive Vice President and
                                             Chief Financial Officer







                                 EXHIBIT INDEX


Exhibit
Number
------

99.1     Press Release issued by Hartmarx Corporation on May 13, 2002.




                                 Exhibit 99.1






FOR IMMEDIATE RELEASE               Contact: Erin E. Gaffney 212-840-4771
                                    Website: www.hartmarx.com


               HARTMARX COMPLETES LIQUIDITY PROCEEDS REQUIREMENT
                       UNDER ITS SENIOR CREDIT FACILITY


         Chicago, Illinois, May 13, 2002 - - Hartmarx Corporation (NYSE: HMX) today announced it has fulfilled the requirement to obtain $10 million of additional liquidity proceeds by June 30, 2002, as provided for under its Senior Credit Facility.

         Hartmarx produces and markets business, casual and golf apparel products under its own brands including Hart Schaffner & Marx, Hickey-Freeman, Palm Beach, Coppley, Cambridge, Keithmoor, Racquet Club, Naturalife, Pusser's of the West Indies, Royal, Brannoch, Riserva, Sansabelt, Barrie Pace, and Hawksley & Wight. In addition, the Company has certain exclusive rights under licensing agreements to market selected products under a number of premier brands such as Austin Reed, Tommy Hilfiger, Kenneth Cole, Burberry men's tailored clothing, Ted Baker, Bobby Jones, Jack Nicklaus, Claiborne, Evan-Picone, Pierre Cardin, Perry Ellis, KM by Krizia, and Daniel Hechter. The Company's broad range of distribution channels includes fine specialty and leading department stores, value-oriented retailers and direct mail catalogs.